FINANCIAL AND OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Schedule of Financial and Other Income, Net
	Year ended December 31,
	2018	2017	2016

Interest income	$643	$523	$728
Bank fees and other finance expenses	(23)	(15)	(23)
Gain from sales of marketable securities	-	-	383
Foreign currency translation adjustments	60	(169)	9
Loss from sales and disposals of fixed assets	(52)	-	-

Financial and other income, net	$628	$339	$1,097